SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): May 19, 2003 (May 15, 2003)


                            ALAMOSA HOLDINGS, INC.
                 _____________________________________________
              (Exact Name of Registrant as Specified in Charter)

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--------------------------------- ------------------------------- -----------------------------
            Delaware                         0-32357                      75-2890997
--------------------------------- ------------------------------- -----------------------------
  (State or Other Jurisdiction       (Commission File Number)           (I.R.S. Employer
       of Incorporation)                                               Identification No.)
--------------------------------- ------------------------------- -----------------------------
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    5225 S. Loop 289, Lubbock, Texas                             79424
   ---------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)



      (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                           --------------


         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)     Exhibits

        99.1          Earnings Release dated May 15, 2003


ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition")

         On May 15, 2003, Alamosa Holdings, Inc. issued an earnings release for the first quarter ended March 31, 2003. A copy of this release is attached as Exhibit 99.1 to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

         In accordance with SEC Release No 33-8216, the information in this Form 8-K and the exhibit attached to this Form 8-K which are intended to be furnished under Item 12. "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 15, 2003

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ---------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer

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                                 EXHIBIT INDEX


         99.1         Earnings Release dated May 15, 2003